EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202
Class 4 SEC Identifier C000092055

Items 74A-75B

74A-$1,061
74C-$17,146
74F-$118,284,029
74I-$236,111
74J-$192,453
74L-$337,940
74N-$119,068,740
74O-$12,452
74P-$154,915
74R4-$397,988
74T-$118,503,385
75B-$112,711,062


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $545,412
2. Dividends for a second class of open-end company shares                                                         $1,282,737
3. Dividends for a third class of open-end company shares                                                          $564.477
4. Dividends for a fourth class of open-end company shares                                                         $114,084

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $2.699
        2. Dividends from a second class of open-end company shares                                                 $2.856
        3. Dividends from a third class of open-end company shares                                                  $2.359
        4. Dividends from a fourth class of open-end company shares                                                 $1.418

Item 74

U)      1. Number of shares outstanding                                                                             188,936
        2. Number of shares outstanding for a second class of shares of open-end company shares                     454,809
        3. Number of shares outstanding for a third class of shares of open-end company shares                      251,613
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     101,681

V)      1. Net asset value per share (to the nearest cent)                                                          131.37
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                131.37
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 108.52
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                65.19


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204
Class 6 SEC Identifier C000096110

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $42,238
2. Dividends for a second class of open-end company shares                                                          $96,338
3. Dividends for a third class of open-end company shares                                                           $89,944
4. Dividends for a fourth class of open-end company shares                                                          $23,617
5. Dividends for a fifth class of open-end company shares                                                           $36,221
6. Dividends for a sixth class of open-end company shares                                                           $89,978

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.683
        2. Dividends from a second class of open-end company shares                                                 $.751
        3. Dividends from a third class of open-end company shares                                                  $.758
        4. Dividends for a fourth class of open-end company shares                                                  $.992
        5. Dividends for a fifth class of open-end company shares                                                   $.645
	6. Dividends for a sixth class of open-end company shares                                                   $1.901


Item 74

U)      1. Number of shares outstanding                                                                             62,299
        2. Number of shares outstanding for a second class of shares of open-end company shares                     130,144
        3. Number of shares outstanding for a third class of shares of open-end company shares                      119,829
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     24,434
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      56,893
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                      48,388

V)      1. Net asset value per share (to the nearest cent)                                                          45.86
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                45.87
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 45.86
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                60.46
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 39.41
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)                 113.18


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-75B

74A- $49,555
74C- $28,193
74E- $0
74F- $209,719,786
74I- $1,401,630
74J- $2,165
74L- $716,143
74N- $211,917,472
74O- $705,898
74P- $171,915
74R4-$670,002
74T- $210,369,657
75B- $191,682,092

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $1,512,860
2. Dividends for a second class of open-end company shares                                                         $1,242,985
3. Dividends for a third class of open-end company shares                                                          $803,059
4. Dividends for a fourth class of open-end company shares                                                         $489,484
5. Dividends for a fifth class of open-end company shares							   $162,769

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.720
        2. Dividends from a second class of open-end company shares                                                 $0.761
        3. Dividends from a third class of open-end company shares                                                  $0.762
        4. Dividends for a fourth class of open-end company shares                                                  $1.563
	5. Dividends for a fifth class of open-end company shares						    $0.735

Item 74

U)      1. Number of shares outstanding    									  2,214,586
        2. Number of shares outstanding for a second class of shares of open-end company shares                   1,676,470
        3. Number of shares outstanding for a third class of shares of open-end company shares                    1,103,998
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   331,364
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  233,231

V)      1. Net asset value per share (to the nearest cent)                                                  	  35.64
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  35.65
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  35.66
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  73.24
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  34.41

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $40,486
2. Dividends for a second class of open-end company shares                                                      $95,460
3. Dividends for a third class of open-end company shares                                                       $120,114
4. Dividends for a fourth class of open-end company shares                                                      $176,096
5. Dividends for a fifth class of open-end company shares					                $50,325

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.593
        2. Dividends from a second class of open-end company shares                                             $0.627
        3. Dividends from a third class of open-end company shares                                              $0.631
        4. Dividends for a fourth class of open-end company shares                                              $1.608
	5. Dividends for a fifth class of open-end company shares					        $0.652

Item 74

U)      1. Number of shares outstanding   									64,613
        2. Number of shares outstanding for a second class of shares of open-end company shares                 154,352
        3. Number of shares outstanding for a third class of shares of open-end company shares                  190,517
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 119,534
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			84,281

V)      1. Net asset value per share (to the nearest cent)                                                  	22.93
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	22.93
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	22.93
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	58.79
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		23.86

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $43,607
2. Dividends for a second class of open-end company shares                                                       $85,446
3. Dividends for a third class of open-end company shares                                                        $91,233
4. Dividends for a fourth class of open-end company shares                                                       $121,121
5. Dividends for a fifth class of open-end company shares							 $49,314

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.502
        2. Dividends from a second class of open-end company shares                                              $0.552
        3. Dividends from a third class of open-end company shares                                               $0.559
        4. Dividends for a fourth class of open-end company shares                                               $1.073
	5. Dividends for a fifth class of open-end company shares						 $0.512

Item 74

U)      1. Number of shares outstanding										 84,731
        2. Number of shares outstanding for a second class of shares of open-end company shares                 157,572
        3. Number of shares outstanding for a third class of shares of open-end company shares                  168,886
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  118,942
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 104,329
V)      1. Net asset value per share (to the nearest cent)                                                  	36.65
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	36.64
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	36.64
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	71.19
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		33.93

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000035208
Class 6 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $65,627
2. Dividends for a second class of open-end company shares                                                        $119,456
3. Dividends for a third class of open-end company shares                                                         $108,272
4. Dividends for a fourth class of open-end company shares                                                        $87,168
5. Dividends for a fifth class of open-end company shares							  $79,055
6. Dividends for a sixth class of open-end company shares                                                         $45,220

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.662
        2. Dividends from a second class of open-end company shares                                               $.719
        3. Dividends from a third class of open-end company shares                                                $.726
        4. Dividends for a fourth class of open-end company shares                                                $1.504
        5. Dividends for a fifth class of open-end company shares                                                 $.649
	6. Dividends for a sixth class of open-end company shares						  $2.12

Item 74

U)      1. Number of shares outstanding                                                                           98,410
        2. Number of shares outstanding for a second class of shares of open-end company shares                   168,759
        3. Number of shares outstanding for a third class of shares of open-end company shares                    153,642
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   57,994
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    123,958
	6. Number of shares outstanding for a sixth class of shares of open-end company shares 			  21,771

V)      1. Net asset value per share (to the nearest cent)                                                        38.74
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              38.76
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               38.76
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              80.89
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               34.92
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent) 		  111.87


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 SEC Identifier C000035207
Class 6 SEC Identifier C000096111


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $49,025
2. Dividends for a second class of open-end company shares                                                          $96,184
3. Dividends for a third class of open-end company shares                                                           $100,070
4. Dividends for a fourth class of open-end company shares                                                          $55,058
5. Dividends for a fifth class of open-end company shares                                                           $67,578
6. Dividends for a sixth class of open-end company shares                                                           $76,806


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.284
        2. Dividends from a second class of open-end company shares                                                 $1.438
        3. Dividends from a third class of open-end company shares                                                  $.322
        4. Dividends for a fourth class of open-end company shares                                                  $1.162
	5. Dividends for a fifth class of open-end company shares                                                   $.456
	6. Dividends for a sixth class of open-end company shares                                                   $1.609

Item 74

U)      1. Number of shares outstanding                                                                           172,944
        2. Number of shares outstanding for a second class of shares of open-end company shares                   67,620
        3. Number of shares outstanding for a third class of shares of open-end company shares                    313,340
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   47,688
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    150,243
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                    48,869

V)      1. Net asset value per share (to the nearest cent)                                                        22.47
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              101.97
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               22.52
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              82.33
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               32.18
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)               111.08

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804
Class 4 SEC Identifier C000105305

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $49,439
2. Dividends for a second class of open-end company shares                                                        $25,249
3. Dividends for a third class of open-end company shares                                                         $59,329
4. Dividends for a fourth class of open-end company shares					                  $65,573

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.432
        2. Dividends from a second class of open-end company shares                                               $.460
        3. Dividends from a third class of open-end company shares                                                $1.903
	4. Dividends from a fourth class of open-end company shares						  $.819

Item 74

U)      1. Number of shares outstanding                                                                           114,961
        2. Number of shares outstanding for a second class of shares of open-end company shares                   56,144
        3. Number of shares outstanding for a third class of shares of open-end company shares                    31,417
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  82,174

V)      1. Net asset value per share (to the nearest cent)                                                        17.40
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              17.44
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               72.60
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  31.20


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801
Class 4 SEC Identifier C000105304

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $23,644
2. Dividends for a second class of open-end company shares                                                        $24,191
3. Dividends for a third class of open-end company shares                                                         $22,630
4. Dividends for a fourth class of ope-end company shares							  $26,176

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.224
        2. Dividends from a second class of open-end company shares                                               $.265
        3. Dividends from a third class of open-end company shares                                                $.923
	4. Dividends from a fourth class of open-end company shares					          $.326

Item 74

U)      1. Number of shares outstanding                                                                           105,838
        2. Number of shares outstanding for a second class of shares of open-end company shares                   91,843
        3. Number of shares outstanding for a third class of shares of open-end company shares                    24,817
	4. Number of shares outstanding for a fourth class of shares of open-end company shares			  81,118

V)      1. Net asset value per share (to the nearest cent)                                                        25.03
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              25.07
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               89.03
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)		  31.30

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $5,943
2. Dividends for a second class of open-end company shares                                                        $19,955
3. Dividends for a third class of open-end company shares                                                         $15,026
4. Dividends for a fourth class of open-end company shares                                                        $74,625
5. Dividends for a fifth class of open-end company shares                                                         $13,062
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.520
        2. Dividends from a second class of open-end company shares                                               $0.697
        3. Dividends from a third class of open-end company shares                                                $2.897
        4. Dividends from a fourth class of open-end company shares                                               $1.380
        5. Dividends from a fifth class of open-end company shares                                                $0.607

Item 74

U)      1. Number of shares outstanding                                                                             11,037
        2. Number of shares outstanding for a second class of shares of open-end company shares                     29,825
        3. Number of shares outstanding for a third class of shares of open-end company shares                      5,554
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     54,896
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      22,213

V)      1. Net asset value per share (to the nearest cent)                                                           26.32
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 32.90
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    135.42
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     65.15
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     28.70


Series 11 SEC Identifier S000012756 Mid-Cap Growth Index
Class 1 SEC Identifier C000034427
Class 2 SEC Identifier C000105306
Class 3 SEC Identifier C000034428

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $2,603
2. Dividends for a second class of open-end company shares                                                        $6,255
3. Dividends for a third class of open-end company shares                                                         $8,280

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.145
        2. Dividends from a second class of open-end company shares                                               $0.204
        3. Dividends from a third class of open-end company shares                                                $0.473


Item 74

U)      1. Number of shares outstanding                                                                             17,893
        2. Number of shares outstanding for a second class of shares of open-end company shares                     30,884
        3. Number of shares outstanding for a third class of shares of open-end company shares                      17,482


V)      1. Net asset value per share (to the nearest cent)                                                           26.99
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 29.55
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	     68.64



Series 12 SEC Identifier S000012757 Mid Cap Value Index
Class 1 SEC Identifier C000034429
Class 2 SEC Identifier C000105307
Class 3 SEC Identifier C000034430


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $8,569
2. Dividends for a second class of open-end company shares                                                          $13,598
3. Dividends for a third class of open-end company shares                                                           $22,017


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.416
        2. Dividends from a second class of open-end company shares                                                 $.590
        3. Dividends from a third class of open-end company shares                                                  $1.136

Item 74

U)      1. Number of shares outstanding                                                                           21,029
        2. Number of shares outstanding for a second class of shares of open-end company shares                   23,777
        3. Number of shares outstanding for a third class of shares of open-end company shares                    19,495


V)      1. Net asset value per share (to the nearest cent)                                                        23.16
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              30.47
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               58.82



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